-----------------
                                DECEMBER 31, 1995
                                -----------------
                                     VAN ECK
                                -----------------
                                      GOLD
                                -----------------
                                   OPPORTUNITY
                                -----------------
                                      FUND
                                -----------------
                                     ANNUAL
                                -----------------
                                     REPORT
                                -----------------



                            [VAN ECK GLOBAL LOGO]

                          Van Eck Gold Opportunity Fund
                     ---------------------------------------
                               1995 Annual Report

Dear Fellow Shareholder:

During 1995*, your Fund's net asset value rose 4.4% compared to an average gain of 2.5% for the 33 precious metals funds monitored by Micropal Inc., a mutual fund evaluation service. During the same period, the price of gold bullion rose just 1%, reflecting the low volatility in the gold price that characterized most of the year. However, that low price volatility masked a great deal of activity in a very healthy market supported on the downside by strong physical demand, particularly from emerging markets, but capped on the upside by very heavy forward sales from mining companies and by central bank selling. These two factors kept the gold price in an ever-narrowing trading range. This seeming quietude, in turn, discouraged investment buying in the West, where soaring financial assets were the major attraction.

By November, the producer forward selling led to such demand for bullion by dealers [who need to borrow gold to cover their (long) exposure as counterparty to the producers' forward (short) sales] that overnight gold lease rates charged on borrowed gold rose to 12% from their more normal 2-3%, which sent gold into backwardation (i.e., when forward prices are lower than the spot price) for the first time in 20 years. The surge in lease rates drew attention not only to the short-term shortage of bullion, but also to its longer-term healthy fundamentals--declining mine production, growing fabrication demand (jewelry, coins, etc.), and the reduced benefits to producers of forward selling now that the forward premium for a one- year contract is about 3% versus about 6% a year ago. Since forward selling has been probably the single most negative weight on the market, any let-up in these supplies would likely be very positive for the gold price. Gold shares put in very mixed performances in 1995, declining on average 26% in South Africa and 7% in Australia, but rising about 10% in North America.

The weakness in the Australian gold-mining index last year belied a very robust performance by the shares of several companies whose managements succeeded in adding to reserves either by acquisition (e.g., Sons of Gwalia), or by exploration (Plutonic), or that were the subject of takeovers (Zapopan, Homestake Australia, Gold Mines of Kalgoorlie), in all of which we held positions. The laggards typically were those companies suffering the lingering effects of the heavy rainfalls associated with Cyclone Bobbie last spring or other operating disappointments. Expecting weakness in the sector when the poor operating results of the second and third quarters were reported, we lightened our Australian exposure to about 16% of net assets in August, from about 20% at midyear. We continue to believe Australia offers some of the best exploration potential worldwide, particularly from those companies beginning to venture into West Africa and Indonesia. In addition, the Australian industry is in a consolidation phase and the potential for shareholder gains from corporate activity has added a further positive dimension to investment there. At year-end 1995, your Fund was 18% invested in Australian gold shares.

In the U.S., the investment climate continued to be dominated by environmental concerns and permitting delays on the negative side and additions to reserves on the positive. Newmont shares (3.4% of your Fund at year end) were among the best performers, as management has plotted an aggressive course for growing production and proving up reserves. During the second half of the year, we reduced our exposure to U.S. miners from nearly 25% to approximately 20%, believing most U.S. companies are fully valued and have limited near-term growth potential.

Last year saw a number of "turnaround" situations in Canada regain favor among investors (e.g., Echo Bay and Pegasus, to which we added exposure during the second half after consolidation in their prices) among the large-capitalization companies, while a few of our smaller names (Dayton, Bema) benefited from anticipation of the start-up of new mines. Because of their relatively strong performance during the year and because of strong growth situations among the Canadians, our exposure to Canadian- based gold producers rose to over 37% by year end, from 33% at midyear.

South African shares were under pressure from rising costs and labor unrest at several mines, which reduced profits significantly. Much of the negative news is probably discounted in the share prices; however, we believe the South African gold-mining industry requires considerable rationalization to remain viable. We will likely continue to keep only a small core position in South African shares (6% of your Fund at year-end 1995), and will increase that proportion only in strong gold markets, when the South African shares, because of their high price leverage to gold, tend to outperform.


------------
* From inception on January 5, 1995 to December 31, 1995.

Believing gold shares generally were vulnerable to correction if bullion failed to break out of its narrow trading range, we were 18% in cash equivalents at year end. However, bullion has decisively broken several technical resistance points since the beginning of the year, and as of this writing, we are fully invested, using gold equities rather than the metal itself--this because the shares, whose prices tend to move two to three times greater than the price of gold, are expected to outperform in the current bull market.

Outlook

We believe that gold market fundamentals are healthy for several reasons:

(bullet) Physical demand, which had declined after the sharp price run-up in 1993, rebounded significantly last year according to the World Gold Council. In fact, both fabrication demand (80% of total demand) and total demand reached record levels in 1995. Importantly, the demand has returned at ever-higher prices, with little "sticker price shock" evident yet.

(bullet) Mine supply, which saw its first absolute decline in nearly 15 years in 1994, declined further in 1995, primarily due to another appreciable decrease in South African output (to its lowest level in 40 years) and to the storms in Australia. This year may see some improvement, but not significant.

(bullet) Central bank sales from monetary reserves have diminished from the very high levels of 500 tonnes and 600 tonnes in 1992 and 1993, respectively, to about 140 tonnes in 1995. The Belgian central bank sold 175 tonnes, making up most of the net sales of 231 tonnes in the first half of 1995. Subsequent buying from central banks in Latin America, the former Soviet Union and China in the second half helped bring full-year net sales to only about 140 tonnes. We believe outright sales by the official sector will continue to be moderate because most of the selling in the late Eighties and early Nineties came from countries in economic distress who were selling their reserves to keep their systems afloat. Most of those countries have little or no gold reserves left to sell.

(bullet) Producer hedging programs appear to have impacted the gold market more heavily in 1995 than in recent years, bringing accelerated supply of over 600 tonnes to the market. The static gold price and attractive contangos of 6% most of the year (which meant a gold miner could contract to get $20 to $25 an ounce more for his production one year forward) made hedging a very profitable exercise. The firmer gold price and smaller contango ($12 an ounce) has made hedging less attractive, and indications are that mining companies are slowing their hedging activity significantly.

         Central bank sales and producer hedging, in our opinion, have been the two most negative influences on bullion in recent years. With their roles in the market noticeably diminished, we believe the biggest roadblock to gold prices holding above $400 an ounce is removed.

(bullet) Western investment demand, noticeably absent in recent years, is rebounding in the face of lofty valuations for financial assets and the likelihood that most global monetary authorities will resort to currency debasement to get their economies going, just as they have always done in the past. Gold will then prove itself to be the ultimate currency hedge--an owned asset and no one's liability.

We appreciate your participation in the Gold Opportunity Fund and we look forward to helping you meet your investment objectives in the future.

(Photo of John C. van Eck)             (Photo of Lucille Palermo)


John C. van Eck                        Lucille Palermo
Chairman                               Portfolio Manager




January 25, 1996

-----------------------------------------------------------
Performance Record as of 12/31/95*
-----------------------------------------------------------
                            After Maximum     Before Sales
Total Return                Sales Charge**    Charge
-----------------------------------------------------------
A shares (since 1/5/95)     (1.7)%            4.4%
-----------------------------------------------------------
C shares (since 1/5/95)      3.4%             4.4%
-----------------------------------------------------------

The performance data represents past performance and is not indicative of future results. Investment return and principal value of an investment in the Fund will vary so that shares, when redeemed, may be worth more or less than their original cost.

The Advisor is currently waiving all expenses of the Fund. Had the Fund incurred expenses, investment returns would have been reduced.

 * Not annualized.

** A shares: maximum sales charge = 5.75%
   C shares: 1% redemption charge, 1st year.

                             Gold Opportunity Fund
                     Investment Portfolio December 31, 1995
 -------------------------------------------------------------------

No. of Shares             Securities (a)             Value (Note 1)
-------------------------------------------------------------------
Gold Production & Exploration: 100%
Australia: 18.4%
        30,000     Acacia Resources Ltd.+               $ 53,924
        20,000     Emperor Mines Ltd.+                    31,938
        50,000     Golden Shamrock Mines
                     Limited+                             30,824
        60,000     Great Central Mines N.L.+             115,869
        10,000     Placer Pacific Limited                 20,648
        20,000     Resolute Samantha Gold N.L.*           42,337
        10,000     Sons of Gwalia Ltd.                    54,964
                                                       ---------
                                                         350,504
                                                       ---------
Canada: 37.3%
         8,000     Agnico Eagle Mines Limited            101,000
         2,500     Barrick Gold Corp.                     65,937
        20,000     Bema Gold Corporation+                 38,821
        10,000     Cathedral Gold Corp.+                  10,987
        15,000     Dayton Mining Corporation+             63,175
         5,000     Echo Bay Mines Ltd.                    51,875
        20,000     El Callao Mining Corp.+                 8,790
         3,000     Goldcorp Inc. Cl. A+                   35,250
        20,000     Granges Inc.+                          32,961
         3,000     Miramar Mining Corporation+            14,832
         6,000     Pegasus Gold Inc.+                     83,250
         2,000     Placer Dome Inc.                       48,250
        12,500     Prime Resources Group, Inc.+           85,836
         6,000     TVX Gold Inc.+                         42,750
         6,000     Viceroy Resource
                     Corporation+                         26,369
                                                       ---------
                                                         710,083
                                                       ---------

No. of Shares             Securities (a)             Value (Note 1)
 -------------------------------------------------------------------
South Africa: 6.0%
         3,000     Driefontein Consolidated Ltd.
                     (ADR)                             $   37,125
         4,000     Freestate Consolidated Mines
                     (ADR)                                 29,000
         5,000     Kloof Gold Mining Limited
                     (ADR)                                 47,187
                                                       ----------
                                                          113,312
                                                       ----------
United States: 20.0%
         9,000     Battle Mountain Gold
                     Company                               75,375
        20,000     Canyon Resources
                     Corporation+                          48,750
        10,000     Crown Resources
                     Corporation+                          49,375
         8,300     FMC Gold Company                        34,238
         3,000     Homestake Mining Company                46,875
         1,500     Newmont Gold Company                    65,625
         5,000     Santa Fe Pacific Gold Corp.             60,625
                                                       ----------
                                                          380,863
                                                       ----------
Total Stocks: 81.7%
 (Cost $1,579,137)                                      1,554,762
                                                       ----------

   Principal
    Amount        Short-Term Obligations: 18.3%      Value (Note 1)
--------------------------------------------------
      $350,000    U.S. Treasury Bill due 1/18/96
                     Interest Yield 4.45%
                     (Amortized Cost: $349,264)           349,264
                                                       ----------
          Total Investments: 100%
          (Cost $1,928,401)                            $1,904,026
                                                       ==========

------------
  + Non-income producing
  * Formerly Samantha Gold N.L.
(a) Unless otherwise indicated, securities owned are shares of common stock.

                       See Notes to Financial Statements.

                Gold Opportunity Fund Financial Statements
----------------------------------------------------------------------

Statement of Assets and Liabilities
December 31, 1995
Assets:
Investments at value (cost, $1,928,401) (Note 1)            $1,904,026
Cash                                                             9,470
Cash--initial margin for futures (Note 6)                        8,000
Receivables:
 Dividends                                                       1,781
 Capital shares sold                                            70,073
 From Advisor                                                   49,442
 Due from broker--variation margin (Note 6)                      1,750
 Other                                                           1,657
Deferred organization costs (Note 1)                             3,679
                                                            ----------
 Total assets                                                2,049,878
                                                            ----------
Liabilities:
Payables:
 Capital shares redeemed                                         3,626
 Deferred organization costs                                     3,083
 Dividend payable                                                1,565
 Accounts payable                                               29,967
                                                            ----------
   Total liablities                                             38,241
                                                            ----------
Net Assets                                                  $2,011,637
                                                            ==========
Class A
Net asset value and redemption price per share
  ($1,906,298/197,078)                                          $ 9.67
                                                                ======
Maximum offering price per share (NAV/(1-maximum sales
  commission))                                                  $10.26
                                                                ======
Class C
Net asset value, offering price and redemption price per
  share ($105,339/10,894)
  (Redemption may be subject to a contingent
   deferred sales charge within the first year of
   ownership)                                                   $ 9.67
                                                                ======
Net assets consist of:
 Aggregate paid in capital                                  $2,039,135
 Unrealized depreciation of investments, futures and
   foreign denominated assets and liabilities                  (23,537)
 Cumulative realized losses                                     (3,961)
                                                            ----------
                                                            $2,011,637
                                                            ==========

Statement of Operations
For the Period January 5, 1995 (commencement
  of operations) to December 31, 1995
Income:
Dividends (less foreign taxes withheld of
  $504)                                         $   8,668
Interest income                                       238
                                                   ------
 Total income                                                   $8,906
Expenses:
Management (Note 2)                                14,095
Distribution Class A (Note 4)                       6,759
Distribution Class C (Note 4)                         664
Administration (Note 2)                               288
Transfer agency                                    28,045
Registration                                       35,870
Professional                                       12,019
Reports to shareholders                             5,931
Amortization of deferred organization costs           904
Other                                               2,685
                                                   ------
Total expenses                                    107,260
Expenses assumed by the Advisor (Note 2)         (107,260)
                                                   ------
   Net expenses                                                     --
                                                                ------
   Net investment income                                        $8,906

Statement of Operations--(cont'd)

Realized and Unrealized Gain (Loss) on
  Investments (Note 3)
Realized gain from security transactions
  (excluding short-term securities):
  Proceeds from sales                           2,131,953
 Cost of securities sold                        2,100,091
  Realized gain                                                31,862
Realized loss from futures contracts                           (2,600)
Realized loss from options                                     (9,962)
Realized gain from foreign currency transactions                  359
Change in unrealized depreciation of investments,
 futures and foreign denominated assets and liabilities       (23,537)
                                                             --------
Net Increase in Net Assets Resulting from
  Operations                                                 $  5,028
                                                             ========

---------------------------------------------------------------------------
 Statement of Changes in Net Assets


                                                    For the Period
                                                   January 5, 1995+
                                                          to
                                                     December 31,
                                                         1995
                                                   ----------------
Increase in Net Assets:
Operations:
 Net investment income                               $     8,906
 Realized gain from security transactions                 31,862
 Realized loss from futures contracts                     (2,600)
 Realized loss from options                               (9,962)
 Realized gain from foreign currency
    transactions                                             359
 Change in unrealized depreciation of
 investments, futures and foreign
 denominated assets and liabilities                      (23,537)
                                                     -----------
Increase in net assets resulting from
    operations                                             5,028
                                                     -----------
Dividends to shareholders from:
 Net investment income:
   Class A                                               (31,261)
   Class C                                                (1,865)
                                                     -----------
                                                         (33,126)
                                                     -----------
                                                         (28,098)
                                                     -----------
Capital share transactions (Note 5):
 Net proceeds from sales of shares:
  Class A Shares                                       3,583,107
  Class C Shares                                         237,042
                                                     -----------
                                                       3,820,149
                                                     -----------
 Reinvestment of dividends:
  Class A Shares                                          29,788
  Class C Shares                                           1,777
                                                     -----------
                                                          31,565
                                                     -----------
 Cost of shares reacquired:
  Class A Shares                                      (1,693,121)
  Class C Shares                                        (118,858)
                                                     -----------
                                                      (1,811,979)
                                                     -----------
Increase in net assets resulting from capital
  share transactions                                   2,039,735
                                                     -----------
  Total increase in net assets                         2,011,637
Net Assets:
Beginning of period                                           --
                                                     -----------
End of period                                        $ 2,011,637
                                                     ===========

------------
+ Commencement of operations.

                       See Notes to Financial Statements.

                             Gold Opportunity Fund
-------------------------------------------------------------------------------

Financial Highlights
For a share outstanding throughout the period

                                                                         Class A                Class C
                                                                     For the Period         For the Period
                                                                   January 5, 1995(a)     January 5, 1995(a)
                                                                           to                     to
                                                                    December 31, 1995      December 31, 1995
                                                                    ------------------    --------------------
Net Asset Value, Beginning of Period ...........................        $  9.43                $  9.43
                                                                         ------                -------
Income from Investment Operations:
  Net Investment Income+  ......................................           0.06                   0.07
 Net Gains on Investments (both realized and unrealized) .......           0.35                   0.34
                                                                         ------                 ------
Total from Investment Operations ...............................           0.41                   0.41
                                                                         ------                -------
Less: Distributions from Net Investment Income .................          (0.17)                 (0.17)
                                                                         ------                 ------
Net Asset Value, End of Period .................................         $ 9.67                $  9.67
                                                                         ======                =======
Total Return (b) ...............................................           4.35%                  4.35%

---------------------------------------------------------------------------------------------------------------
Ratios/Supplementary Data
Net Assets, End of Period (000)  ...............................        $ 1,906                   $105
Ratio of Expenses to Average Net Assets (c) ....................              0%*                    0%*
Ratio of Net Investment Income to Average Net Assets ...........            .63%*                  .68%*
Portfolio Turnover Rate ........................................         184.76%                184.76%

---------------------
(a) Commencement of operations.
(b) Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period and a redemption on the last day of the period. A sales charge is not reflected in the calculation of total return. Total return for a period of less than one year is not annualized.
(c) The expense ratios for Class A shares and Class C shares would have been 6.73%* and 24.34%*, respectively if the expenses were not assumed by the Advisor.
 *  Annualized.
 +  Based on average shares outstanding.

                       See Notes to Financial Statements.
--------------------------------------------------------------------------------
Notes to Financial Statements

Note 1--Significant Accounting Policies:
Van Eck Funds (the "Trust"), organized as a Massachusetts business trust on April 3, 1985, is registered under the Investment Company Act of 1940. The following is a summary of significant accounting policies consistently followed by the Gold Opportunity Fund series, a non- diversified fund (the "Fund") of the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles.

A. Security Valuation--Securities traded on national or foreign exchanges are valued at the last sales prices reported at the close of business on the last business day of the period. Over-the-counter securities and listed securities for which no sale was reported are valued at the mean of the bid and asked prices. Short-term obligations are valued at cost which with accrued interest approximates value. Securities for which quotations are not available are stated at fair value as determined by the Board of Trustees.

B. Federal Income Taxes--It is the Fund's policy to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

C. Currency Translation--Assets and liabilities denominated in foreign currencies and commitments under forward currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies. Purchases and sales of investments are translated at the exchange rates prevailing when such investments were acquired or sold. Income and expenses are translated at the exchange rates prevailing when accrued. The portion of realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates are not separately disclosed. Recognized gains or losses and the appreciation or depreciation attributable to foreign currency fluctuations on other foreign denominated assets and liabilities are recorded as net realized gains and losses from foreign currency transactions and unrealized appreciation/ depreciation on foreign denominated assets and liabilities, respectively.


D. Other--Security transactions are accounted for on the date the securities are purchased or sold. Dividend income is recorded on the ex-dividend date. Interest income is accrued as earned.

                             Gold Opportunity Fund
-------------------------------------------------------------------------------
E. Distributions to Shareholders--Distributions from net investment income and realized gains, if any, are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments for foreign currency transactions, short-term capital gains and Post-October losses. The effect of these differences for the period ended December 31, 1995 decreased accumulated distributions in excess of net investment income by $24,220, decreased cumulative realized gains by $23,620 and decreased aggregate paid in capital by $600.

F. Deferred Organization Costs--Deferred organization costs are being amortized over a period of five years beginning on January 5, 1995 (commencement of operations).

Note 2--Van Eck Associates Corporation (the "Advisor") earned fees of $14,095 for investment management and advisory services. The fee is based on an annual rate of 1% of the Fund's average daily net assets. Van Eck Associates Corporation agreed to waive its management fees and administrative fees for the period January 5, 1995 (commencement of operations) to December 31, 1995. Van Eck Associates Corp. also agreed to assume all distribution expenses and all other expenses for the period January 5, 1995 (commencement of operations) to December 31, 1995. Van Eck Securities Corporation received $1,740 for the period ended December 31, 1995 from commissions earned on sales of Class A shares after deducting $7,164 allowed to other dealers. Certain of the officers and trustees of the Trust are officers, directors or stockholders of Van Eck Associates Corporation and Van Eck Securities Corporation. As of December 31, 1995, Van Eck Associates Corporation owned 27.65% and 5.0% of the outstanding shares of beneficial interest of Class A and Class C, respectively.

Note 3--Purchases of investments other than short-term obligations aggregated $3,679,228 for the period ended December 31, 1995. For federal income tax purposes the cost of investments owned at December 31, 1995 was $1,928,401. As of December 31, 1995 net unrealized depreciation for federal income tax purposes aggregated $24,375 of which $66,790 related to appreciated investments and $91,165 related to depreciated investments.

Note 4--Pursuant to a Rule 12b-1 Plan of Distribution (the "Plan"), the Fund is authorized to incur distribution expenses which will principally be payments to securities dealers who have sold shares and service shareholder accounts and payments to Van Eck Securities Corporation ("VESC"), the distributor, for reimbursement of other actual promotion and distribution expenses incurred by the distributor on behalf of the Fund. The amount paid under the Plan in any one year is limited to .50% of average daily net assets for Class A shares and 1.00% of average daily net assets for Class C shares (the "Annual Limitations"). For Class C shares, the Fund will pay to the selling broker at the time of sale 1% of the amount of the purchase. Such 12b-1 advanced fees will be expensed by the Fund over the course of the first twelve months from the time of purchase. Should the payments to the brokers made by the Fund exceed, on an annual basis, 1% of average daily net assets, VESC will reimburse the Fund for any excess. Shareholders redeeming within one year of purchase will be subject to a 1% redemption charge which will be retained by the Fund. After the first year, the 1% 12b-1 fee will be paid to VESC which will retain a portion of the fee for distribution services and pay the remainder to brokers.

All distribution fees and contingent deferred sales charges have been waived by the Fund for Class C shares until May 1, 1996 and VESC has agreed to assume the Fund's obligation to pay the dealers. No payments have been made for the year ended December 31, 1995.

Distribution expenses incurred under the Plan that have not been paid because they exceed the Annual Limitation may be carried forward to future years and paid by the Fund within the Annual Limitation. VESC has waived its right to reimbursement of the carried forward amounts incurred for the period January 5, 1995 through April 30, 1996 in the event the Plan is terminated, unless the Board of Trustees determines that reimbursement of the carried forward amounts is appropriate. The cumulative amount of excess distribution expenses incurred over the Annual Limitation at December 31, 1995 was $27,119 for Class A shares and $22,061 for Class C shares.

Note 5--Shares of Beneficial Interest Issued and Redeemed (unlimited number of $.001 par value shares authorized):

                                         For the Period
                                        January 5, 1995+
                                               to
                                        December 31, 1995
                                        ------------------
 Class A

 Shares sold                                 363,031
 Reinvestment of dividends                     3,080
 Shares reacquired                          (169,033)
                                            ========
 Net increase                                197,078
                                            ========
 Class C
 Shares sold                                  22,841
 Reinvestment of dividends                       184
 Shares reacquired                           (12,131)
                                            --------
 Net increase                                 10,894
                                            ========


-------------
+ Commencement of operations.

Note 6--As of December 31, 1995 the Fund was long 5 Gold futures contracts which expire February 27, 1996 with a contract value of $193,050. The gold futures contracts were acquired in lieu of gold bullion. The advisor deems the futures contract to be more advantageous than an acquisition of the bullion. As 7 of December 31, 1995, $950 is the unrealized appreciation of the futures contracts. In the remote chance the broker cannot fulfill its obligation, the Fund could lose the variation margin due it. Subsequent payments are made or received each day dependent on the daily fluctuations in the value of the underlying commodity. Risks may be caused by an imperfect correlation between the movements in the price of the futures contract and the price of the underlying commodity.

Note 7--The Fund invests in foreign securities. Investments in foreign securities may involve a greater degree of risk than investments in domestic securities due to political, economic or social instability. In addition, some foreign companies are not generally subject to the same uniform accounting, auditing and financial rules as are American companies, and there may be less governmental supervision and regulation. Foreign investments may also be subject to foreign taxes, dividend collection fees and settlement delays.

                              Gold Opportunity Fund
-------------------------------------------------------------------------------
The Fund may concentrate its investments in companies which are significantly engaged in the exploration, development, production or distribution of gold and other metals, minerals, oil, natural gas and coal, and by investing in gold bullion and coins. Since the Fund may so concentrate, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources securities may be cyclical in nature.
-------------------------------------------------------------------------------
Report of Independent Accountants

To the Board of Trustees and Shareholders of the Van Eck Funds:

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of the Gold Opportunity Fund (the "Fund") (one of the series constituting the Van Eck Funds) as of December 31, 1995, and the related statement of operations, changes in net assets and the financial highlights for the period January 5, 1995 (commencement of operations) to December 31, 1995. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Gold Opportunity Fund series of the Van Eck Funds as of December 31, 1995, and the results of its operations, changes in its net assets, and the financial highlights for the period January 5, 1995 (commencement of operations) to December 31, 1995, in conformity with generally accepted accounting principles.

                                                        COOPERS & LYBRAND L.L.P.

New York, New York
February 12, 1996


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VAN ECK FAMILY OF FUNDs
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Global Hard Assets Fund
Seeks long-term capital appreciation by investing globally, primarily in "Hard Asset Securities". Income is a secondary consideration.

International Investors Gold Fund
Founded in 1955, this Fund is the oldest gold-oriented mutual fund in the U.S. It invests in gold-mining shares globally and seeks long-term capital appreciation, moderate yield and protection against monetary uncertainties.

Gold/Resources Fund
Seeking a long-term global hedge against inflation and other risks, this Fund invests in gold-mining and natural resources companies outside South Africa.

Gold Opportunity Fund
Seeks capital appreciation by investing globally in equity securities of companies engaged in the exploration, development, production and distribution of gold and other precious metals, and through active asset allocation between gold-related assets and cash instruments.

Asia Dynasty Fund
This Fund seeks long-term capital appreciation by investing in the equity securities of companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Global Investment Corp. serves as sub-investment advisor to this Fund.

Asia Infrastructure Fund
Seeks long-term capital appreciation by investing in the equity securities of infrastructure companies that are expected to benefit from the development and growth of the economies in the Asia Region. AIG Global Investment Corp. serves as sub-investment advisor to this Fund.

Global Balanced Fund
This Fund seeks long-term capital appreciation together with current income by investing in stocks, bonds and money market instruments worldwide. Fiduciary International, Inc. serves as sub-investment advisor to this Fund.

Global Income Fund
This Fund seeks high total return through a flexible policy of investing globally, primarily in debt securities.

U.S. Government Money Fund
This Fund seeks the highest safety of principal and daily liquidity by investing in U.S. Treasury bills and repurchase agreements collateralized by U.S. Government obligations.

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This report must be accompanied or preceded by a Van Eck Gold & Money Funds prospectus which includes more complete information such as charges and expenses and the risks associated with international investing including currency fluctuations or controls, expropriation, nationalization and confiscatory taxation. For a free Van Eck Global Funds prospectus, please call the number listed below. Please read the prospectus before investing.


                             [Van Eck Global Logo]

X96-0130-006

Van Eck Securities Corporation
99 Park Avenue, New York, NY 10016

For account assistance please call (800) 544-4653